Exhibit 99.1

Kennedy Wilson Announces Launch of Tender Offer for Any and All of Its Outstanding 5.000% Senior Notes Due 2031 and Issuance of Notices of Redemption for its 4.750% Senior Notes Due 2029 and its 4.750% Senior Notes Due 2030

BEVERLY HILLS, Calif.—(BUSINESS WIRE)—Kennedy-Wilson, Inc. (the “Issuer”), a wholly-owned subsidiary of global real estate investment company Kennedy-Wilson Holdings, Inc. (NYSE: KW) (the “Company” or “Kennedy Wilson”), today announced that it has commenced an offer to purchase for cash (the “Offer”) any and all of its outstanding 5.000% Senior Notes due 2031 (the “Notes”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 15, 2026, as it may be amended or supplemented from time to time (the “Offer to Purchase”). The Offer is being made pursuant to the Fundamental Change Offer provisions of the indenture governing the Notes (the “Indenture”) in connection with the proposed acquisition of the Company pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 16, 2026, as amended on March 15, 2026, by and among the Company, Kona Bidco, LLC and Kona Merger Subsidiary, Inc. (“Merger Sub”), an entity affiliated with a consortium led by William McMorrow, Chairman and Chief Executive Officer of the Company, and certain other senior executives of the Company, and including Fairfax Financial Holdings Limited (“Fairfax”) (collectively, the “Consortium”), pursuant to which, subject to the satisfaction of customary closing conditions, Merger Sub would merge with and into the Company, and the Company would continue as the surviving corporation (the “Merger”). The consummation of the Merger is expected to constitute a Fundamental Change under the Indenture.

The terms of the Offer are set forth in the table below:

Issuer	Title of Security	CUSIP No.	Aggregate Principal Amount Outstanding	Purchase Price (per $1,000 principal amount) (1)	Accrued Interest
Kennedy-Wilson, Inc.	5.000% Senior Notes due 2031	489399AM7	$600,000,000	$1,010.00 (101.000% of principal amount)	Accrued and unpaid interest to, but excluding, the Purchase Date

(1)

Per $1,000 principal amount of Notes validly tendered and accepted for purchase. In addition to the Purchase Price, holders whose Notes are accepted for purchase will receive accrued and unpaid interest from the last interest payment date preceding the Purchase Date, as defined below, to, but excluding, the Purchase Date, subject to the right of holders of record on the relevant Regular Record Date, as defined in the Indenture, to receive interest due on the relevant Interest Payment Date, as defined in the Indenture.

The Offer is being made in connection with the Merger. The consummation of the Merger is expected to constitute a Fundamental Change under the Indenture. Under the Indenture, upon the occurrence of a Fundamental Change, each holder has the right to require that the Issuer purchase such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof on the date of purchase, plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date). The Offer is being made in advance of, and conditional upon, the consummation of the Merger and the occurrence of the Fundamental Change.

Expiration, Withdrawal and Settlement

The Offer will expire at 5:00 p.m., New York City time, on or around June 15, 2026, unless extended or earlier terminated (such time and date, as it may be extended, the “Expiration Time”). Holders must validly tender and not validly withdraw their Notes at or prior to the Expiration Time to be eligible to receive the Purchase Price and accrued and unpaid interest.

Tenders of Notes may be withdrawn at any time at or prior to 5:00 p.m., New York City time, on June 15, 2026, unless otherwise required by applicable law (the “Withdrawal Deadline”). Following the Withdrawal Deadline, tenders may not be withdrawn except as required by applicable law. Notes validly withdrawn may be re-tendered at or prior to the Expiration Time. Payment for Notes validly tendered and not validly withdrawn and accepted for purchase is expected to be made promptly after the Expiration Time on June 16, 2026 (the “Purchase Date”), in immediately available funds through the Tender and Information Agent and The Depository Trust Company (“DTC”), subject to satisfaction or waiver of the conditions to the Offer.

No Consent Solicitation

The Offer is not being made in connection with any consent solicitation, and Kennedy Wilson is not seeking any amendment, waiver or modification of the Indenture governing the Notes in connection with the Offer. Notes not tendered and purchased in the Offer will remain outstanding and will continue to be governed by the existing terms of the Indenture.

Tender Procedures

All Notes are held in book-entry form through the facilities of DTC. To tender Notes, holders must instruct their broker, dealer, commercial bank, trust company or other nominee to tender their Notes through DTC’s Automated Tender Offer Program (“ATOP”). Beneficial owners should contact their broker, dealer, commercial bank, trust company or other nominee promptly, as such intermediaries may have earlier internal deadlines.

There are no guaranteed delivery procedures provided in conjunction with the Offer. Holders must tender their Notes in accordance with the procedures set forth in the Offer to Purchase at or prior to the Expiration Time in order to participate in the Offer.

Kennedy Wilson is offering to purchase any and all Notes validly tendered and not validly withdrawn pursuant to the Offer. There is no cap and no proration applicable to the Offer.

Conditions to the Offer

Consummation of the Offer is conditioned upon (i) the Merger being consummated, or being consummated substantially concurrently with the Purchase Date, and (ii) the satisfaction or waiver of the general conditions described in the Offer to Purchase.

If the Merger Agreement is terminated or the Merger otherwise fails to be consummated, no Fundamental Change will have occurred, and the Offer will be terminated without any Notes being purchased. In such event, tendered Notes will be credited to the account maintained at DTC from which such Notes were delivered, promptly following the date of such termination. Kennedy Wilson has the right, subject to applicable law and the terms of the Indenture, to terminate, extend or amend the Offer as described in the Offer to Purchase.

No Recommendation

None of the Issuer, the Company, the Tender and Information Agent, the Trustee or any of their respective affiliates makes any recommendation in connection with the Offer as to whether any holder should tender or refrain from tendering all or any portion of the principal amount of such holder’s Notes. Holders must make their own decision as to whether to participate in the Offer and, if so, the principal amount of Notes to tender.

Tender and Information Agent

D.F. King & Co., Inc. has been appointed as tender and information agent (the “Tender and Information Agent”) for the Offer. Questions concerning the terms of the Offer and tender procedures and requests for additional copies of the Offer to Purchase should be directed to the Tender and Information Agent by phone (toll-free) at (877) 297-1746 or (all other calls) at (212) 256-9073, or by email at kw@dfking.com.

Offer Disclaimer

This press release is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell the Notes. The Offer is being made only pursuant to the Offer to Purchase and the related materials. The complete terms and conditions of the Offer are described in the Offer to Purchase, copies of which may be obtained by contacting the Tender and Information Agent using the contact information set forth above.

Notices of Redemption

In addition, the Issuer today issued notices of redemption with respect to its 4.750% senior notes due 2029 (the “2029 Notes”) and its 4.750% senior notes due 2030 (the “2030 Notes”), pursuant to which the Issuer will redeem in full the 2029 Notes and the 2030 Notes on June 16, 2026. The redemption is conditioned on the consummation of the Merger and the issuance of at least $1.8 billion aggregate principal amount of senior debt. On May 14, 2026, the Issuer priced the previously announced private offering of $1.8 billion in aggregate principal amount of senior notes, consisting of $1.1 billion aggregate principal amount of 7.000% senior notes due 2031 and $700 million aggregate principal amount of 7.250% senior notes due 2033, which offering is expected to close on or around May 29, 2026, subject to customary closing conditions. If the conditions precedent to the redemption are not satisfied (or waived by the Issuer in its sole discretion) on or prior to June 16, 2026, the Issuer will notify, or cause to be notified, the Holders (i) to rescind the redemption notices or (ii) of a delayed redemption date.

About Kennedy Wilson

Kennedy Wilson (NYSE: KW) is a leading real estate investment company with $36 billion of assets under management in high growth markets across the United States, the UK and Ireland. Drawing on decades of experience, its relationship-oriented team excels at identifying opportunities and building value through market cycles, closing more than $60 billion in total transactions across the property spectrum since going public in 2009. Kennedy Wilson owns, operates, and builds real estate within its high-quality, core real estate portfolio and through its investment management platform, where the company targets opportunistic equity and debt investments alongside partners. For further information, please visit www.kennedywilson.com.

Additional Information About the Merger and Where to Find It

This press release is being made in respect of the proposed merger involving the Company and the Consortium. The Company expects to seek, and intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with a special meeting of the Company stockholders for purposes of obtaining, stockholder approval of the Merger (the “Definitive Proxy Statement”). The Definitive Proxy Statement will be sent or given to the stockholders of the Company and will contain important information about the Merger and related matters. The Company, affiliates of the Company and affiliates of the Consortium intend to jointly file a Schedule 13E-3 with the SEC. The Company may also file other documents with the SEC regarding the Merger. This press release is not a substitute for the Definitive Proxy Statement, the Schedule 13E-3 or any other document which the Company may file with the SEC.

INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER.

Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://ir.kennedywilson.com/financial-information-and-sec-filings/sec-filings. The information found on, or otherwise accessible through, the Company’s website is not incorporated by reference into, nor does it form a part of, this press release or any other document that the Company files with the SEC.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the Merger will be set forth in the Definitive Proxy Statement for its stockholder meeting at which the Merger will be submitted for approval by the Company’s stockholders. You may also find additional information about the Company’s directors and executive officers in the Company’s Amendment No. 1 to Form 10-K/A, which was filed with the SEC on April 29, 2026, under the sections “Director Compensation,” “Executive Compensation,” “Security Ownership of Management and Certain Beneficial Owners” and “Certain Relationships and Related Transactions”. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Definitive Proxy Statement and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities regulations. These forward-looking statements are necessarily estimates reflecting the judgment of the Company’s senior management based on the Company’s current estimates, expectations, forecasts and projections and include comments that express the Company’s current opinions about trends and factors that may impact future results. Disclosures that use words such as “believe,” “may,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements.

Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.

There is no assurance that the Merger will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain the necessary stockholder approval, or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Merger may be terminated in circumstances requiring the Company or Fairfax, as the case may be, to pay a termination fee; (3) the risk that the Merger disrupts the Company’s or Fairfax’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with those with whom it does business; (5) the effect of the announcement or pendency of the Merger on the Company’s or Fairfax’s operating results and business generally;

(6) the significant costs, fees and expenses related to the Merger; (7) the risk that the Company’s or Fairfax’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company, Fairfax and/or their respective directors, executive officers or other related persons; (9) other risks that could affect the Company’s or Fairfax’s business, financial condition or results of operations, including those set forth in (i) the Company’s most recent Annual Report on Form 10-K and any subsequent filings, or (ii) Fairfax’s most recently issued Annual Report, which is available at www.fairfax.ca, and in its Base Shelf Prospectus (under “Risk Factors”) filed with the securities regulatory authorities in Canada, which is available on SEDAR+ at www.sedarplus.ca; and (10) other risks to the consummation of the Merger, including the risk that the Merger will not be consummated within the expected time or at all.

Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of the Company’s or Fairfax’s control, and involve known and unknown risks and uncertainties that could cause the Company’s or Fairfax’s actual results, performance or achievement, or industry results to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the risks and uncertainties described elsewhere in this press release and other filings with the SEC and with the securities regulatory authorities in Canada. Any such forward-looking statements, whether made in this press release or elsewhere, should be considered in the context of the various disclosures made by the Company or Fairfax, as applicable, about its businesses including, without limitation, the risk factors discussed in the Company’s and Fairfax’s filings with the SEC and the securities regulatory authorities in Canada.

If the Merger is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in (i) the Company’s most recent Annual Report on Form 10-K, which is available online at www.sec.gov, as well as the Company’s subsequent filings, and (ii) Fairfax’s most recently issued Annual Report, which is available at www.fairfax.ca, and in its Base Shelf Prospectus (under “Risk Factors”) filed with the securities regulatory authorities in Canada, which is available on SEDAR+ at www.sedarplus.ca.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, neither the Company nor Fairfax undertakes any obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

KW-IR

Contacts

Investors

Daven Bhavsar, CFA

Head of Investor Relations

+1 (310) 887-3431

dbhavsar@kennedywilson.com

Media

Emily Heidt

Managing Director, Communications

+1 (310) 887-3499

eheidt@kennedywilson.com